Exhibit 10.1
REGISTRATION RIGHTS AGREEMENT
BY AND AMONG
ORION180 INSURANCE GROUP INC.
AND
KENNETH GREGG
DATED AS OF [            ], 2026
This REGISTRATION RIGHTS AGREEMENT (as it may be amended from time to time in accordance with the terms hereof, the “Agreement”), dated as of [         ], 2026, is made by and among:
i.    Orion180 Insurance Group Inc., a Texas corporation (together with any predecessor entities, the “Company”); and
ii.    Kenneth Gregg (together with his Permitted Transferees, the “Principal Stockholder”).
RECITALS
WHEREAS, the Company has effected the initial public offering (the “IPO”) of the Company’s Class A common stock, par value $0.001 per share (the “Class A Common Stock”), and the transactions contemplated by the Company’s Registration Statement on Form S-1 (File No. 333-[ ò ]);
WHEREAS, in connection with the IPO, the Principal Stockholder will directly hold shares of the Company’s Class A Common Stock and shares of the Company’s Class B common stock, par value $0.001 per share (the “Class B Common Stock”) which are convertible into an equal number of shares of the Company’s Class A Common Stock; and
WHEREAS, the Principal Stockholder has requested, and the Company has agreed to provide, registration rights with respect to the Registrable Securities (as hereinafter defined) as set forth in this agreement.
NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements of the parties hereto, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
EFFECTIVENESS
1.1    Effectiveness. This Agreement shall become effective upon the Closing.

ARTICLE II
DEFINITIONS
2.1    Definitions. As used in this Agreement, the following terms shall have the following meanings:
“Adverse Disclosure” means public disclosure of material non-public information that, in the good faith judgment of the Board of Directors: (i) would be required to be made in any Registration Statement filed with the SEC by the Company so that such Registration Statement, from and after its effective date, does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading when the Company has a bona fide business purpose for preserving such information as confidential; (ii) would reasonably be expected to adversely affect or interfere with any material financing or other material transaction under consideration by the Company; or (iii) would not be required to be made at such time but for the filing, effectiveness or continued use of such Registration Statement when the Company has a bona fide business purpose for preserving such information as confidential.
“Affiliate” means, with respect to any specified Person, (a) any Person that directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person. For purposes hereof, the Company and its subsidiaries will not be deemed to be an Affiliate of the Principal Stockholder. As used in this definition, the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.
“Agreement” shall have the meaning set forth in the preamble.
“Board of Directors” means the board of directors of the Company.
“Business Day” means any calendar day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required to close.
“Certificate of Formation” means the Company’s Amended and Restated Certificate of Formation, as it may be further amended from time to time.
“Class A Common Stock” shall have the meaning set forth in the recitals.
“Class B Common Stock” shall have the meaning set forth in the recitals.
“Closing” means the closing of the IPO.
“Common Stock” means, collectively, all shares of Class A Common Stock and Class B Common Stock.

“Conversion” means the conversion of shares of Class B Common Stock into an equal number of shares of Class A Common Stock pursuant to the Certificate of Formation.
“Demand Registration” shall have the meaning set forth in Section 3.1(a)(i).
“Demand Registration Request” shall have the meaning set forth in Section 3.1(a)(i).
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“FINRA” means the Financial Industry Regulatory Authority.
“IPO” shall have the meaning set forth in the Recitals.
“Issuer Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act, relating to an offer of the Registrable Securities.
“Loss” shall have the meaning set forth in Section 3.9(a).
“Permitted Transferee” means Permitted Transferee as defined in the Certificate of Formation.
“Person” means and includes an individual, a corporation, a partnership, a limited liability company, a trust, an unincorporated organization, a government or any department or agency thereof, or any entity similar to any of the foregoing.
“Piggyback Notice” shall have the meaning set forth in Section 3.3(a).
“Piggyback Registration” shall have the meaning set forth in Section 3.3(a).
“Prospectus” means (i) the prospectus included in any Registration Statement, all amendments and supplements to such prospectus, including post-effective amendments and supplements, and all other material incorporated by reference in such prospectus, and (ii) any Issuer Free Writing Prospectus.
“Public Offering” means the offer and sale of Registrable Securities for cash pursuant to an effective Registration Statement under the Securities Act (other than a Registration Statement on Form S-4 or Form S-8 or any successor form).
“Registrable Securities” means shall mean any Class A Common Stock currently owned or hereafter acquired by a party hereto, including any Class A Common Stock that may be issued in connection with a Conversion. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (x) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such Registration Statement, (y) such securities shall have been transferred pursuant to Rule 144, or (z) such securities shall have ceased to be outstanding.

“Registration” means registration under the Securities Act of the offer and sale of shares of Class A Common Stock under a Registration Statement. The terms “register,” “registered” and “registering” shall have correlative meanings.
“Registration Expenses” shall have the meaning set forth in Section 3.8.
“Registration Statement” means any registration statement of the Company filed with, or to be filed with, the SEC under the Securities Act, including the related Prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement other than a registration statement (and related Prospectus) filed on Form S-4 or Form S-8 or any successor forms thereto.
“Representatives” means, with respect to any Person, any of such Person’s officers, directors, employees, agents, attorneys, accountants, actuaries, consultants, equity financing partners, advisors or other Person associated with, or acting on behalf of, such Person.
“Rule 144” means Rule 144 under the Securities Act (or any successor rule).
“SEC” means the United States Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended, and any successor thereto, and any rules or regulations promulgated thereunder, all as the same shall be in effect from time to time.
“Selling Stockholder Information” shall have the meaning set forth in Section 3.9(a).
“Shelf Registration” means any Registration pursuant to Rule 415 under the Securities Act.
“Shelf Registration Request” shall have the meaning set forth in Section 3.1(a)(ii).
“Shelf Registration Statement” means a Registration Statement filed with the SEC pursuant to Rule 415 under the Securities Act.
“Shelf Takedown Request” shall have the meaning set forth in Section 3.2(a).
“Suspension” shall have the meaning set forth in Section 3.1(f).
“Transfer” means, with respect to any Registrable Security, any interest therein, or any other securities or equity interests relating thereto, a direct or indirect transfer, sale, exchange, assignment, pledge, hypothecation or other encumbrance or other disposition thereof, including the grant of an option or other right, whether directly or indirectly, whether voluntarily, involuntarily, by operation of law, pursuant to judicial process or otherwise. “Transferred” shall have a correlative meaning.

“Underwritten Offering” means an underwritten offering, including any bought deal or block sale to a financial institution conducted as an Underwritten Offering.
“Underwritten Shelf Takedown” means an Underwritten Offering pursuant to an effective Shelf Registration Statement.
“WKSI” means any Securities Act registrant that is a well-known seasoned issuer as defined in Rule 405 under the Securities Act at the most recent eligibility determination date specified in paragraph (2) of that definition.
2.2    Other Interpretive Provisions.
(i)    The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.
(ii)    The words “hereof,” “herein,” “hereunder” and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and any subsection and Section references are to this Agreement unless otherwise specified.
(iii)    The term “including” is not limiting and means “including without limitation.”
(iv)    The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.
(v)    Whenever the context requires, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms.
ARTICLE III
REGISTRATION RIGHTS
The Company will perform and comply, and cause each of its subsidiaries to perform and comply, with such of the following provisions as are applicable to them. The Principal Stockholder will perform and comply with such of the following provisions as are applicable thereto.
3.1    Demand Registration.
(a)    Request for Demand Registration.
(i)    Following the occurrence of the IPO, subject to Section 3.4, the Principal Stockholder shall have the right to make a written request from time to time (a “Demand Registration Request”) to the Company for Registration of all or part of the Registrable Securities held by the Principal Stockholder (a “Demand Registration”); provided, however, that the Company shall not be obligated to effect more than two Demand Registrations on Form S-1.

(ii)    Each Demand Registration Request shall specify (w) the aggregate amount of Registrable Securities proposed to be registered, (x) the intended method or methods of disposition thereof and (y) whether the Demand Registration Request is for an Underwritten Offering or a Shelf Registration (a “Shelf Registration Request”).
(iii)    If a Demand Registration Request is for a Shelf Registration, and the Company is eligible to file a Registration Statement on Form S-3, the Company shall promptly file with the SEC a shelf Registration Statement on Form S-3 pursuant to Rule 415 under the Securities Act relating to the offer and sale of Registrable Securities from time to time in accordance with the intended methods of distribution, subject to all applicable provisions of this Agreement.
(iv)    If the Demand Registration Request is for a Shelf Registration and the Company is not eligible to file a Registration Statement on Form S-3, the Company shall promptly file with the SEC a Shelf Registration Statement on Form S-1 or any other form that the Company is then permitted to use pursuant to Rule 415 under the Securities Act (or such other Registration Statement as the Board of Directors may determine to be appropriate) relating to the offer and sale of Registrable Securities from time to time in accordance with the intended methods of distribution.
(v)    If on the date of the Shelf Registration Request the Company is a WKSI, then any Shelf Registration Statement may (if the Board of Directors determines it to be appropriate to do so) include an unspecified amount of Registrable Securities to be sold by unspecified beneficial holders; if on the date of the Shelf Registration Request the Company is not a WKSI, then the Shelf Registration Request shall specify the aggregate amount of Registrable Securities to be registered.
(b)    Limitation on Registrations. The Company shall not be obligated to take any action to effect any Demand Registration if (i) a Demand Registration or Piggyback Registration was declared effective or an Underwritten Offering was consummated by either the Company or the Principal Stockholder within the preceding 90 days; (ii) the Company has filed another Registration Statement (other than on Form S-8 or Form S-4 or any successor thereto) that has not yet become effective; or (iii) the value of the Registrable Securities proposed to be sold is not reasonably expected (in the good faith judgment of the Board of Directors) to yield net proceeds of at least (A) $10 million, in the case of a Demand Registration on Form S-1 or an Underwritten Offering, or (B) $3 million, in the case of a Demand Registration on Form S-3; provided, that, for the purposes of clauses (i) and (ii), any Registration Statement withdrawn pursuant to Section 3.1(c) shall not affect the Company’s obligation to effect any Demand Registration. The Principal Stockholder may make an unlimited number of requests for Demand Registrations on Form S-3; provided, however, that the Company shall not be obligated to effect a Demand Registration on Form S-3 if the Company has effected three such registrations within the 12-month period preceding the date of such request. In addition, if the Board of Directors determines in good faith that it would be materially detrimental to the Company and its shareholders to effect such a Demand Registration, the Company shall have the right to defer such Registration, not more than once in any 12-month period, for a period of up to 30 days after receipt of the Demand Registration Request.
(c)    Demand Withdrawal. The Principal Stockholder may withdraw all or any portion of the Registrable Securities from any registration requested pursuant to Section 3.1(a) at any time prior to the effectiveness of the applicable Registration Statement by delivering written notice to the Company. Upon receipt of a notice or notices withdrawing (i) all of the Registrable Securities included in that Registration Statement or (ii) a number of such Registrable Securities so as to cause the expected net proceeds to fall below the applicable threshold set forth in Section 3.1(b), the Company shall cease all efforts to secure effectiveness of the applicable Registration Statement.
(d)    Effectiveness.
(i)    The Company shall use reasonable best efforts to cause any Registration Statement filed by it pursuant to this Agreement to become effective as promptly as practicable, subject to all applicable provisions of this Agreement.
(ii)    The Company shall use reasonable best efforts to keep any Shelf Registration Statement filed on Form S-3 continuously effective under the Securities Act to permit the Prospectus forming a part of it to be usable by the Principal Stockholder until the earlier of: (A) the date as of which all Registrable Securities have been sold pursuant to that Shelf Registration Statement or another Registration Statement filed under the Securities Act (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder); (B) any date reasonably determined by the Board of Directors of the Company to be appropriate, excluding any date that is fewer than 180 days after the effectiveness of the Registration Statement; and (C) the third anniversary of the effectiveness of the Registration Statement.
(iii)    If the Registration Statement filed is a Shelf Registration Statement on any form other than Form S-3 and such Registration Statement was not filed in connection with an Underwritten Offering, the Company shall use reasonable best efforts to keep the Registration Statement continuously effective under the Securities Act until such time as the Company is eligible to file a Shelf Registration Statement filed on Form S-3 covering the Registrable Securities thereon or such shorter period during which all Registrable Securities included in the Registration Statement have actually been sold.
(iv)    If the Registration Statement filed is a Shelf Registration Statement on any form other than Form S-3 and such Registration Statement was filed in connection with an Underwritten Offering, the Company shall use reasonable best efforts to keep the Registration Statement continuously effective under the Securities Act, for a period of at least 180 days after the effective date thereof or such other period as the underwriters for any Underwritten Offering may determine to be appropriate, or such shorter period during which all Registrable Securities included in the Registration Statement have actually been sold; provided that such period shall be extended for a period of time equal to the period the Principal Stockholder may be required to refrain from selling any securities included in the Registration Statement at either the request of the Company or an underwriter of the Company pursuant to the provisions of this Agreement.
(e)    Delay in Filing; Suspension of Registration. If the filing, initial effectiveness or continued use of a Registration Statement at any time would require the Company to make an Adverse Disclosure, the Company may, upon giving prompt written notice of such action to the Principal Stockholder, delay the filing or initial effectiveness of, or suspend use of, the Registration Statement (a “Suspension”); provided, however, that the Company shall use its reasonable best efforts to avoid exercising a Suspension (i) for a period exceeding 60 days on any one occasion or (ii) for an aggregate of more than 120 days in any 12-month period. In the case of a Suspension, the Principal Stockholder agrees to suspend use of the applicable Prospectus in connection with any sale or purchase, or offer to sell or purchase, Registrable Securities, upon receipt of the notice referred to above. The Company shall immediately notify the Principal Stockholder in writing upon the termination of any Suspension. The Company shall, if necessary, amend or supplement the Prospectus so it does not contain any untrue statement or omission and furnish to the Principal Stockholder such numbers of copies of the Prospectus as so amended or supplemented as the Principal Stockholder may reasonably request. The Company shall, if necessary, supplement or amend the Registration Statement, if required by the registration form used by the Company for the Registration Statement or by the instructions applicable to such registration form or by the Securities Act or the rules or regulations promulgated thereunder or as may reasonably be requested by the Principal Stockholder.
(f)    Priority of Securities in Underwritten Offerings. If the managing underwriter or underwriters of any proposed Underwritten Offering advise the Company in writing that, in its or their opinion, the number of securities requested to be included in the proposed offering exceeds the number that can be sold in that offering without being likely to have an adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, the number of Registrable Securities to be included shall be reduced to number of other securities that, in the opinion of such managing underwriter or underwriters, can be sold without having such adverse effect.
(g)    Participation in Underwritten Offerings. No Person may participate in any Underwritten Offering hereunder unless that Person agrees to sell the Registrable Securities it desires to have covered by the applicable Registration Statement on the basis provided in any underwriting arrangements in customary form and completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents required under the terms of the underwriting arrangements; provided that no Person shall be required to make representations and warranties other than those related to title and ownership of their shares and as to the accuracy and completeness of statements made in a Registration Statement, prospectus, offering circular, or other document in reliance upon and conformity with written information furnished to the Company or the managing underwriter by such Person.
3.2    Shelf Takedowns. At any time the Company has an effective Shelf Registration Statement with respect to Registrable Securities, the Principal Stockholder, by notice to the Company specifying the intended method or methods of disposition thereof, may make a written request (a “Shelf Takedown Request”) that the Company effect an Underwritten Shelf Takedown of all or a portion of the Registrable Securities that are registered on such Shelf Registration Statement, and as soon as practicable thereafter, the Company shall amend or supplement the Shelf Registration Statement as necessary for such purpose, subject to all applicable provisions of this Agreement.
3.3    Piggyback Registration.
(a)    Participation. If the Company at any time proposes to file a Registration Statement under the Securities Act or to conduct a Public Offering with respect to any offering of its equity securities for its own account or for the account of any other Persons (other than (i) a Registration under Sections 3.1 or 3.2, (ii) a Registration on Form S-4 or Form S-8 or any successor form to such forms, (iii) a Registration of securities solely relating to an offering and sale to employees or directors of the Company or its subsidiaries pursuant to any employee stock plan, employee stock purchase plan, or other employee benefit plan arrangement, (iv) a Registration solely for the registration of securities issuable upon the conversion, exchange or exercise of any then outstanding security of the Company or (v) a Registration relating to a dividend reinvestment plan), then as soon as practicable (but in no event less than 10 Business Days prior to the proposed date of filing of such Registration Statement or, in the case of a Public Offering under a Shelf Registration Statement, the anticipated pricing or trade date), the Company shall give written notice (a “Piggyback Notice”) of such proposed filing or Public Offering to the Principal Stockholder, and such Piggyback Notice shall offer the Principal Stockholder the opportunity to register under such Registration Statement, or to sell in such Public Offering, such number of Registrable Securities the Principal Stockholder may request in writing (a “Piggyback Registration”). Subject to Section (b), the Company shall include in such Registration Statement or in such Public Offering as applicable, all such Registrable Securities that are requested to be included therein within five Business Days after the receipt by the Principal Stockholder of any such notice; provided, however, that if at any time after giving written notice of its intention to register or sell any securities and prior to the effective date of the Registration Statement filed in connection with such Registration, or the pricing or trade date of a Public Offering under a Shelf Registration Statement, the Company determines for any reason not to register or sell or to delay Registration or the sale of such securities, the Company shall give written notice of such determination to the Principal Stockholder and, thereupon, (i) in the case of a determination not to register or sell, shall be relieved of its obligation to register or sell any Registrable Securities in connection with such Registration or Public Offering (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of the Principal Stockholder under Section 3.1 or an Underwritten Shelf Takedown, as the case may be, and (ii) in the case of a determination to delay Registration or sale, in the absence of a request for a Demand Registration or an Underwritten Shelf Takedown, as the case may be, shall also be permitted to delay registering or selling any Registrable Securities. The Principal Stockholder shall have the right to withdraw all or part of its request for inclusion of its Registrable Securities in a Piggyback Registration by giving written notice to the Company of its request to withdraw prior to such Registration the securities being registered in such Piggyback Registration.

(b)    Priority of Piggyback Registration. If the managing underwriter or underwriters of any proposed offering of Registrable Securities included in a Piggyback Registration informs the Company and the Principal Stockholder in writing that, in its or their opinion, the number of securities that the Principal Stockholder and any other Persons intend to include in such offering exceeds the number that can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, then the securities to be included in such Registration shall be (i) first, one hundred percent (100%) of the securities that the Company proposes to sell, and (ii) second, and only if all the securities referred to in clause (i) have been included, the number of Registrable Securities that, in the opinion of such managing underwriter or underwriters, can be sold without having such adverse effect, with such number to be allocated to the Principal Stockholder and (iii) third, and only if all of the Registrable Securities referred to in clause (ii) have been included in such Registration, any other securities eligible for inclusion in such Registration.
(c)    No Effect on Other Registrations. No Registration of Registrable Securities effected pursuant to a request under this Section 3.3 shall be deemed to have been effected pursuant to Section 3.1 or shall relieve the Company of its obligations under Section 3.1.
3.4    Lock-Up Agreements. In connection with each Registration or sale of Registrable Securities pursuant to Section 3.1 or 3.3 conducted as an Underwritten Offering, to the extent required by the applicable managing underwriter, the Principal Stockholder agrees hereby not to, and agrees to execute and deliver a lock-up agreement with the underwriter(s) of such Public Offering restricting its right to, (a) transfer, directly or indirectly, any equity securities of the Company, or (b) enter into any swap or other arrangement that transfers to another any of the economic consequences of ownership of such securities during the period commencing on the date of the final Prospectus relating to such Public Offering and ending on the date specified by the underwriters (such period not to exceed 90 days), in each case, excluding transfers pursuant to any carve-outs in the applicable lock-up agreement. The terms of such lock-up agreements shall be negotiated among the Principal Stockholder, the Company and the underwriters and shall include customary carve-outs from the restrictions on Transfer set forth therein (it being understood and agreed that the parties shall use commercially reasonable efforts to negotiate carve-outs that would permit any conversion of Class A Common Stock into Class B Common Stock in accordance with the Certificate of Formation.
3.5    Registration Procedures.
(a)    Requirements. In connection with the Company’s obligations under Sections 3.1 and 3.3, the Company shall use its reasonable best efforts to effect such Registration and to permit the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof as expeditiously as reasonably practicable, and in connection therewith the Company shall use its reasonable best efforts to:
(i)    as promptly as practicable, prepare the required Registration Statement, including all exhibits and financial statements required under the Securities Act to be filed therewith and Prospectus, and, before filing a Registration Statement or

Prospectus or any amendments or supplements thereto, (x) furnish to the underwriters, if any, and to the Principal Stockholder, copies of all documents prepared to be filed, which documents shall be subject to the review of such underwriters and the Principal Stockholder and their respective counsel, (y) make such changes in such documents concerning the Principal Stockholder prior to the filing thereof as it, or its counsel, may reasonably request and (z) except in the case of a Registration under Section 3.3, not file any Registration Statement or Prospectus or amendments or supplements thereto to which the Principal Stockholder, or the underwriters, if any, shall reasonably object;
(ii)    prepare and file with the SEC such amendments and post-effective amendments to such Registration Statement and supplements to the Prospectus as may be (x) reasonably requested by the Principal Stockholder with Registrable Securities covered by such Registration Statement or (y) necessary to keep such Registration Statement effective for the period of time required by this Agreement, and comply with provisions of the applicable securities laws with respect to the sale or other disposition of all securities covered by such Registration Statement during such period in accordance with the intended method or methods of disposition by the sellers thereof set forth in such Registration Statement;
(iii)    notify the Principal Stockholder and the managing underwriter or underwriters, if any, and (if requested) confirm such notice in writing and provide copies of the relevant documents, as soon as reasonably practicable after notice thereof is received by the Company (a) when the applicable Registration Statement or any amendment thereto has been filed or becomes effective, and when the applicable Prospectus or any amendment or supplement thereto has been filed, (b) of any written comments by the SEC, or any request by the SEC or other federal or state governmental authority for amendments or supplements to such Registration Statement or such Prospectus, or for additional information (whether before or after the effective date of the Registration Statement) or any other correspondence with the SEC relating to, or which may affect, the Registration, (c) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or any order by the SEC or any other regulatory authority preventing or suspending the use of any preliminary or final Prospectus or the initiation or threatening of any proceedings for such purposes, (d) if, at any time, the representations and warranties of the Company in any applicable underwriting agreement cease to be true and correct in all material respects and (e) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;
(iv)    promptly notify the Principal Stockholder and the managing underwriter or underwriters, if any, when the Company becomes aware of the happening of any event as a result of which the applicable Registration Statement or the Prospectus included in such Registration Statement (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of such Prospectus or any preliminary Prospectus, in light of the circumstances under which they were made) not misleading, when any Issuer Free Writing Prospectus includes information that may conflict with the information contained in the Registration Statement, or, if for any other reason it shall be necessary during such time period to amend or supplement such Registration Statement or Prospectus in order to comply with the Securities Act and, as promptly as reasonably practicable thereafter, prepare and file with the SEC, and furnish without charge to the Principal Stockholder and the managing underwriter or underwriters, if any, an amendment or supplement to such Registration Statement or Prospectus, which shall correct such misstatement or omission or effect such compliance;
(v)    to the extent the Company is eligible under the relevant provisions of Rule 430B under the Securities Act, if the Company files any Shelf Registration Statement, the Company shall include in such Shelf Registration Statement such disclosures as may be required by Rule 430B under the Securities Act (referring to the unnamed selling security holders in a generic manner by identifying the initial offering of the securities to the Principal Stockholder) in order to ensure that the Principal Stockholder may be added to such Shelf Registration Statement at a later time through the filing of a Prospectus supplement rather than a post-effective amendment;
(vi)    prevent, or obtain the withdrawal of, any stop order or other order or notice preventing or suspending the use of any preliminary or final Prospectus;
(vii)    promptly incorporate in a Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment such information as the managing underwriter or underwriters and the Principal Stockholder agree should be included therein relating to the plan of distribution with respect to such Registrable Securities; and make all required filings of such Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment;
(viii)    furnish to the Principal Stockholder and each underwriter, if any, without charge, as many conformed copies as the Principal Stockholder or underwriter may reasonably request of the applicable Registration Statement and any amendment or post-effective amendment or supplement thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);
(ix)    deliver to the Principal Stockholder and each underwriter, if any, without charge, as many copies of the applicable Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto and such other documents as the Principal Stockholder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities by the Principal Stockholder or underwriter (it being understood that the Company shall consent to the use of such Prospectus or any amendment or supplement thereto by the Principal Stockholder and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto);
(x)    on or prior to the date on which the applicable Registration Statement becomes effective, use its commercially reasonable efforts to register or qualify, and cooperate with the Principal Stockholder, the managing underwriter or underwriters, if any, and their respective counsel, in connection with the Registration or qualification of such Registrable Securities for offer and sale under the securities or “Blue Sky” laws of each state and other jurisdiction as the Principal Stockholder or managing underwriter or underwriters, if any, or their respective counsel reasonably request in writing and do any and all other acts or things reasonably necessary or advisable to keep such Registration or qualification in effect for such period as required by Section 3.1, as applicable, provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject;
(xi)    cooperate with the Principal Stockholder and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request prior to any sale of Registrable Securities to the underwriters;
(xii)    cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other U.S. governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities;
(xiii)    make such representations and warranties to the Principal Stockholder, and the underwriters or agents, if any, in form, substance and scope as are customarily made by issuers in public offerings similar to the offering then being undertaken;
(xiv)    enter into such customary agreements (including underwriting and indemnification agreements) and take all such other actions as the Principal Stockholder or the managing underwriter or underwriters, if any, reasonably request in order to expedite or facilitate the Registration and disposition of such Registrable Securities;
(xv)    in the case of an Underwritten Offering, obtain for delivery to the underwriter or underwriters, if any, an opinion or opinions from counsel for the Company dated the date of the closing under the underwriting agreement, in customary form, scope and substance, which opinions shall be reasonably satisfactory to such underwriters and their counsel;

(xvi)    in the case of an Underwritten Offering, obtain for delivery to the Company and the managing underwriter or underwriters, with copies to the Principal Stockholder included in such Registration or sale, a comfort letter from the Company’s independent certified public accountants or independent auditors (and, if necessary, any other independent certified public accountants or independent auditors of any subsidiary of the Company or any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement) in customary form and covering such matters of the type customarily covered by comfort letters as the managing underwriter or underwriters reasonably request, dated the date of execution of the underwriting agreement and brought down to the closing under the underwriting agreement;
(xvii)    cooperate with each seller of Registrable Securities and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;
(xviii)    comply with all applicable securities laws and, if a Registration Statement was filed, make available to its security holders, as soon as reasonably practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;
(xix)    provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement;
(xx)    to cause all Registrable Securities covered by the applicable Registration Statement to be listed on each securities exchange on which any of the Company’s equity securities are then listed or quoted and on each inter-dealer quotation system on which any of the Company’s equity securities are then quoted.
(xxi)    make available upon reasonable notice at reasonable times and for reasonable periods for inspection by any underwriter participating in any disposition to be effected pursuant to such Registration Statement and by any attorney, accountant or other agent retained by any such underwriter, all pertinent financial and other records and pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors and employees and the independent public accountants who have certified its financial statements to make themselves available to discuss the business of the Company and to supply all information reasonably requested by any such Person in connection with such Registration Statement;
(xxii)    in the case of an Underwritten Offering, cause the senior executive officers of the Company to participate in the customary “road show” presentations that may be reasonably requested by the managing underwriter or underwriters in any such offering and otherwise to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto;

(xxiii)    take no direct or indirect action prohibited by Regulation M under the Exchange Act; and
(xxiv)    take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities in accordance with the terms of this Agreement.
(b)    Company Information Requests. The Company may require the Principal Stockholder to furnish to the Company such information regarding the distribution of such securities and such other information relating to the Principal Stockholder as the Company may from time to time reasonably request in writing and the Company may delay the applicable Registration until such time as such information is furnished by the Principal Stockholder. The Principal Stockholder agrees to furnish such information to the Company and to cooperate with the Company as reasonably necessary to enable the Company to comply with the provisions of this Agreement.
(c)    Discontinuing Registration. The Principal Stockholder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.5(a)(iv), it will discontinue disposition of Registrable Securities pursuant to such Registration Statement until receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3.5(a)(iv), or until it is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus, or any amendments or supplements thereto, and if so directed by the Company, the Principal Stockholder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in its possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period during which the applicable Registration Statement is required to be maintained effective shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement either receives the copies of the supplemented or amended Prospectus contemplated by Section 3.5(a)(iv) or is advised in writing by the Company that the use of the Prospectus may be resumed.
3.6    Underwritten Offerings.
(a)    Shelf and Demand Registrations. If requested by the underwriters for any Underwritten Offering, pursuant to a Registration or sale under Section 3.1, the Company shall enter into an underwriting agreement with such underwriters, such agreement to be reasonably satisfactory in substance and form to each of the Company, the Principal Stockholder and the underwriters, and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of that type, including indemnities no less favorable to the recipient thereof than those provided in Section 3.9. The Principal Stockholder shall cooperate with the Company in the negotiation of the underwriting agreement and shall give consideration to the reasonable suggestions of the Company regarding the form thereof, and such parties shall complete and execute all questionnaires, powers of attorney and other documents reasonably requested by the underwriters and required under the terms of such underwriting arrangements. The Principal Stockholder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding itself, its title to the Registrable Securities, the intended method of distribution and any other representations as are generally prevailing in agreements of that type, and the aggregate amount of the liability of the Principal Stockholder under such agreement shall not exceed the aggregate amount of proceeds received by such parties from the sale of Registrable Securities in the offering, net of underwriting discounts and commissions but before expenses.
(b)    Piggyback Registrations. If the Company proposes to register or sell any of its securities under the Securities Act as contemplated by Section 3.3 and such securities are to be distributed through one or more underwriters, the Company shall, if requested by the Principal Stockholder pursuant to Section 3.3, and subject to the provisions of Section 3.3(b), use its commercially reasonable efforts to arrange for such underwriters to include on the same terms and conditions that apply to the other sellers in such Registration or sale all the Registrable Securities to be offered and sold by the Principal Stockholder among the securities of the Company to be distributed by such underwriters in such Registration or sale. The Principal Stockholder shall be party to the underwriting agreement between the Company and such underwriters and shall complete and execute all questionnaires, powers of attorney and other documents reasonably requested by the underwriters and required under the terms of such underwriting arrangements. The Principal Stockholder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding itself, its title to the Registrable Securities, the intended method of distribution and any other representations as are generally prevailing in agreements of that type, and the aggregate amount of the liability of the Principal Stockholder under such agreement shall not exceed the aggregate amount of proceeds received by such parties from the sale of Registrable Securities in the offering, net of underwriting discounts and commissions but before expenses.
(c)    Selection of Underwriters. In the case of an Underwritten Offering under Section 3.1 or Section 3.2, the managing underwriter or underwriters to administer the offering shall be determined by the Principal Stockholder; provided that such underwriter or underwriters shall be reasonably acceptable to the Company and the Board of Directors.
3.7    No Inconsistent Agreements. Neither the Company nor any of its subsidiaries shall hereafter enter into, and neither the Company nor any of its subsidiaries is currently a party to, any agreement with respect to its securities that is inconsistent with the rights granted to the Principal Stockholder by this Agreement.
3.8    Registration Expenses. All expenses incident to the Company’s performance of or compliance with this Agreement shall be paid by the Company, including (i) all registration and filing fees, and any other fees and expenses associated with filings required to be made with the SEC or FINRA, (ii) all fees and expenses in connection with compliance with any securities or “Blue Sky” laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses), (iv) all fees and disbursements of counsel for the Company and of all independent certified public accountants or independent auditors of the Company and any subsidiaries of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance), (v) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or quotation of the Registrable Securities on any inter-dealer quotation system, (vi) all fees and expenses of any special experts or other Persons retained by the Company in connection with any Registration or sale, (vii) all of the Company’s internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties) and (viii) all expenses related to the “road show” for any Underwritten Offering (including the reasonable out-of-pocket expenses of the Principal Stockholder and underwriters, if so requested). All such expenses are referred to herein as “Registration Expenses.” The Company shall not be required to pay any fees and disbursements to underwriters not customarily paid by the issuers of securities in an offering similar to the applicable offering, including underwriting discounts and commissions and transfer taxes, if any, attributable to the sale of Registrable Securities.
3.9    Indemnification.
(a)    Indemnification by the Company. The Company shall indemnify and hold harmless, to the full extent permitted by law, the Principal Stockholder, each shareholder, member, limited or general partner of the Principal Stockholder, each shareholder, member, limited or general partner of each such shareholder, member, limited or general partner, each of any of the foregoing entities’ respective Affiliates, officers, directors, shareholders, employees, advisors, and agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Persons and each of their respective Representatives from and against any and all losses, penalties, judgments, suits, costs, claims, damages, liabilities and expenses, joint or several (including reasonable costs of investigation and legal expenses) (each, a “Loss” and collectively “Losses”) arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities are registered or sold under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein), or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or preliminary Prospectus, in light of the circumstances under which they were made) not misleading; provided, that the Principal Stockholder shall not be entitled to indemnification pursuant to this Section 3.9(a) in respect of any untrue statement or omission contained in any information relating to such party furnished in writing by such party to the Company specifically for inclusion in a Registration Statement and used by the Company in conformity therewith (such information, “Selling Stockholder Information”). This indemnity shall be in addition to any liability the Company may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such party or any indemnified party and shall survive the Transfer of such securities by such party and regardless of any indemnity agreed to in the underwriting agreement that is less favorable to the Principal Stockholder. The Company shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above (with appropriate modification) with respect to the indemnification of the indemnified parties.
(b)    Indemnification by the Principal Stockholder. The Principal Stockholder agrees to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act) from and against any Losses resulting from (i) any untrue statement of a material fact in any Registration Statement under which such Registrable Securities were registered or sold under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein) or (ii) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or preliminary Prospectus, in light of the circumstances under which they were made) not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission is contained in the Selling Stockholder Information. In no event shall the liability of the Principal Stockholder hereunder be greater in amount than the dollar amount of the proceeds from the sale of Registrable Securities in the offering giving rise to such indemnification obligation, net of underwriting discounts and commissions but before expenses, less any amounts paid by the Principal Stockholder pursuant to Section 3.9(d) and any amounts paid by the Principal Stockholder as a result of liabilities incurred under the underwriting agreement, if any, related to such sale.
(c)    Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that any delay or failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder only to the extent, if at all, that it is actually and materially prejudiced by reason of such delay or failure) and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (i) the indemnifying party has agreed in writing to pay such fees or expenses, (ii) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the Person entitled to indemnification hereunder and employ counsel reasonably satisfactory to such Person, (iii) the indemnified party has reasonably concluded (based upon advice of its counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, or (iv) in the reasonable judgment of any such Person (based upon advice of its counsel) a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If the indemnifying party assumes the defense, then no indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party. If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its prior written consent, but such consent may not be unreasonably withheld. It is understood that the indemnifying party or parties shall not, except as specifically set forth in this Section 3.9(c), in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements or other charges of more than one separate firm admitted to practice in such jurisdiction at any one time unless (x) the employment of more than one counsel has been authorized in writing by the indemnifying party or parties, (y) an indemnified party has reasonably concluded (based on the advice of counsel) that there may be legal defenses available to it that are different from or in addition to those available to the other indemnified parties or (z) a conflict or potential conflict exists or may exist (based upon advice of counsel to an indemnified party) between such indemnified party and the other indemnified parties, in each of which cases the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels.
(d)    Contribution. If for any reason the indemnification provided for in Sections 3.9(a) and (b) is unavailable to an indemnified party or insufficient in respect of any Losses referred to therein (other than as a result of exceptions or limitations on indemnification contained in Sections 3.9(a) and (b)), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party or parties on the other hand in connection with the acts, statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. In connection with any Registration Statement filed with the SEC by the Company, the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 3.9(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 3.9(d). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by an indemnified party as a result of the Losses referred to in Sections 3.9(a) and (b) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 3.9(d), in connection with any Registration Statement filed by the Company, the Principal Stockholder shall not be required to contribute any amount in excess of the dollar amount of the proceeds from the sale of its Registrable Securities in the offering giving rise to such contribution obligation, net of underwriting discounts and commissions but before expenses, less any amounts paid by the Principal Stockholder pursuant to Section 3.9(b) and any amounts paid by the Principal Stockholder as a result of liabilities incurred under the underwriting agreement, if any, related to such sale. If indemnification is available under this Section 3.9, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 3.9(a) and (b) hereof without regard to the provisions of this Section 3.9(d). The remedies provided for in this Section 3.9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.
3.10    Section 4(a)(7) and Rule 144. The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of the Principal Stockholder, make publicly available such necessary information for so long as necessary to permit sales that would otherwise be permitted by this Agreement pursuant to Section 4(a)(7) of the Securities Act or Rule 144 promulgated under the Securities Act, as such rules may be amended from time to time or any similar rule or regulation hereafter adopted by the SEC), and it will take such further action as the Principal Stockholder may reasonably request, all to the extent required from time to time to enable the Principal Stockholder to sell Registrable Securities without Registration under the Securities Act in transactions that would otherwise be permitted by this Agreement and within the limitation of the exemptions provided by (i) Section 4(a)(7) of the Securities Act or Rule 144 promulgated under the Securities Act, as such rules may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of the Principal Stockholder, the Company will deliver to a written statement as to whether it has complied with such requirements and, if not, the specifics thereof.
3.11    Existing Registration Statements. Notwithstanding anything herein to the contrary and subject to applicable law and regulation, the Company may satisfy any obligation hereunder to file a Registration Statement or to have a Registration Statement become effective by a specified date by designating, by notice to the Principal Stockholder, a Registration Statement that previously has been filed with the SEC or become effective, as the case may be, as the relevant Registration Statement for purposes of satisfying such obligation, and all references to any such obligation shall be construed accordingly; provided that such previously filed Registration Statement may be, and is, amended or, subject to applicable securities laws, supplemented to add the number of Registrable Securities, and, to the extent necessary, to identify the Principal Stockholder as selling stockholders demanding the filing of a Registration Statement pursuant to the terms of this Agreement. To the extent this Agreement refers to the filing or effectiveness of other Registration Statements, by or at a specified time and the Company has, in lieu of then filing such Registration Statements or having such Registration

Statements become effective, designated a previously filed or effective Registration Statement as the relevant Registration Statement for such purposes, in accordance with the preceding sentence, such references shall be construed to refer to such designated Registration Statement, as amended or supplemented in the manner contemplated by the immediately preceding sentence.
ARTICLE IV
MISCELLANEOUS
4.1    Authority: Effect. Each party hereto represents and warrants to and agrees with each other party that the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized on behalf of such party and do not violate any agreement or other instrument applicable to such party or by which its assets are bound. This Agreement does not, and shall not be construed to, give rise to the creation of a partnership among any of the parties hereto, or to constitute any of such parties members of a joint venture or other association. The Company and its subsidiaries shall be jointly and severally liable for all obligations of each such party pursuant to this Agreement.
4.2    Notices. Any notices, requests, demands and other communications required or permitted in this Agreement shall be effective if in writing and (i) delivered personally, (ii) sent by facsimile or e-mail, or (iii) sent by overnight courier, in each case, addressed as follows:
If to the Company to:
Orion180 Insurance Group Inc.
930 S. Harbor City Blvd., Suite 302
Melbourne, Florida 32901
Telephone: (321) 213-6222
Attention: Chief Financial Officer
with a copy (which shall not constitute notice to the Company) to:
Latham & Watkins LLP
1271 Avenue of the Americas
New York, New York 10020
Telephone: (212) 906-1200
Attention: Marc D. Jaffe, Erika L. Weinberg and Gary D. Boss
If to the Principal Stockholder, to the address on file in the Company’s records.
Notice to the holder of record of any Registrable Securities shall be deemed to be notice to the holder of such securities for all purposes hereof.

Unless otherwise specified herein, such notices or other communications shall be deemed effective (i) on the date received, if personally delivered, (ii) on the date received if delivered by facsimile or e-mail on a Business Day, or if not delivered on a Business Day, on the first Business Day thereafter and (iii) two Business Days after being sent by overnight courier. Each of the parties hereto shall be entitled to specify a different address by giving notice as aforesaid to each of the other parties hereto.
4.3    Termination and Effect of Termination. This Agreement shall terminate upon the earliest of (i) any liquidation, winding up or dissolution of the Company (whether voluntary or involuntary) or (ii) such time as the Principal Stockholder is able to sell all Registrable Securities held by such Principal Stockholder during any 90-day period pursuant to Rule 144 or another similar exemption under the Securities Act. The provisions of Sections 3.9 and 3.10 shall survive any such termination. No termination under this Agreement shall relieve any Person of liability for breach or Registration Expenses incurred prior to termination. In the event this Agreement is terminated, each Person entitled to indemnification rights pursuant to Section 3.9 hereof shall retain such indemnification rights with respect to any matter that (i) may be an indemnified liability thereunder and (ii) occurred prior to such termination.
4.4    Permitted Transferees. The rights of the Principal Stockholder hereunder may be assigned (but only with all related obligations as set forth below) in connection with a Transfer of Registrable Securities to a Permitted Transferee. Without prejudice to any other or similar conditions imposed hereunder with respect to any such Transfer, no assignment permitted under the terms of this Section 4.4 will be effective unless the Permitted Transferee to which the assignment is being made, has delivered to the Company a written acknowledgment and agreement in form and substance reasonably satisfactory to the Company that the Permitted Transferee will be bound by, and will be a party to, this Agreement. A Permitted Transferee to whom rights are transferred pursuant to this Section 4.4 may not again transfer those rights to any other Permitted Transferee, other than as provided in this Section 4.4.
4.5    Remedies. The parties to this Agreement shall have all remedies available at law, in equity or otherwise in the event of any breach or violation of this Agreement or any default hereunder. The parties acknowledge and agree that in the event of any breach of this Agreement, in addition to any other remedies that may be available, each of the parties hereto shall be entitled to specific performance of the obligations of the other parties hereto and, in addition, to such other equitable remedies (including preliminary or temporary relief) as may be appropriate in the circumstances. No delay of or omission in the exercise of any right, power or remedy accruing to any party as a result of any breach or default by any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed as a waiver of or acquiescence in any such breach or default, or of any similar breach or default occurring later; nor shall any such delay, omission nor waiver of any single breach or default be deemed a waiver of any other breach or default occurring before or after that waiver.
4.6    Amendments. This Agreement may not be orally amended, modified, extended or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be amended, modified, extended or terminated, and the provisions hereof may be waived, only by an agreement in writing signed by the Company and the Principal Stockholder. Each such amendment, modification, extension or termination shall be binding upon each party hereto. In addition, each party hereto may waive any right hereunder by an instrument in writing signed by such party.
4.7    Governing Law. This Agreement and all claims arising out of or based upon this Agreement or relating to the subject matter hereof shall be governed by and construed in accordance with the domestic substantive laws of the State of New York without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.
4.8    Consent to Jurisdiction. Each party to this Agreement, by its execution hereof, (i) hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York for the purpose of any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof, (ii) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, and agrees not to allow any of its subsidiaries to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such proceeding brought in one of the above-named courts is improper, or that this Agreement or the subject matter hereof or thereof may not be enforced in or by such court and (iii) hereby agrees not to commence or maintain any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof or thereof other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation to any court other than one of the above-named courts whether on the grounds of inconvenient forum or otherwise. Notwithstanding the foregoing, to the extent that any party hereto is or becomes a party in any litigation in connection with which it may assert indemnification rights set forth in this Agreement, the court in which such litigation is being heard shall be deemed to be included in clause (i) above. Notwithstanding the foregoing, any party to this Agreement may commence and maintain an action to enforce a judgment of any of the above-named courts in any court of competent jurisdiction. Each party hereto hereby consents to service of process in any such proceeding in any manner permitted by New York law, and agrees that service of process by registered or certified mail, return receipt requested, at its address specified pursuant to Section 4.2 hereof is reasonably calculated to give actual notice.
4.9    WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE OR ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), INQUIRY, PROCEEDING OR INVESTIGATION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER

HEREOF OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE OTHER PARTIES HERETO THAT THIS SECTION 4.9 CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH THEY ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 4.9 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.
4.10    Merger; Binding Effect, Etc. This Agreement constitutes the entire agreement of the parties with respect to its subject matter, supersedes all prior or contemporaneous oral or written agreements or discussions with respect to such subject matter, and shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective heirs, representatives, successors and permitted assigns. Except as otherwise expressly provided herein, no party hereto may assign any of its respective rights or delegate any of its respective obligations under this Agreement without the prior written consent of the other parties hereto, and any attempted assignment or delegation in violation of the foregoing shall be null and void.
4.11    Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier, facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart thereof. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.
4.12    Severability. In the event that any provision hereof would, under applicable law, be invalid or unenforceable in any respect, such provision shall be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, applicable law. The provisions hereof are severable, and in the event any provision hereof should be held invalid or unenforceable in any respect, it shall not invalidate, render unenforceable or otherwise affect any other provision hereof.
[Signature pages follow.]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement as of the date first above written.

Orion180 Insurance Group Inc.

By:
Name:
Title:
Signature Page to Registration Rights Agreement

Kenneth Gregg

Signature Page to Registration Rights Agreement